UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)                     May 29, 2008
WILLBROS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)
Republic of Panama

(State or Other Jurisdiction of Incorporation)

1-11953	98-0160660

(Commission File Number)	(IRS Employer Identification No.)
Plaza 2000 Building, 50th Street, 8th Floor, P.O. Box 0816-01098, Panama, Republic of Panama

(Address of Principal Executive Offices)                                                             (Zip Code)
+50-7-213-0947

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On May 29, 2008, the stockholders of Willbros Group, Inc. (the “Company”) approved Amendment Number 6 to Willbros Group, Inc. 1996 Stock Plan (“Amendment No. 6”). The sole purpose of Amendment No. 6 is to increase the total number of shares of Common Stock of the Company available for issuance under the 1996 Stock Plan from 4,075,000 shares to 4,825,000 shares. The 1996 Stock Plan permits the granting of stock options, stock appreciation rights and restricted stock or restricted stock rights.
          A more detailed description of Amendment No. 6 and the 1996 Stock Plan is contained in the Company’s Proxy Statement on Schedule 14A for its 2008 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 23, 2008 (the “2008 Proxy Statement”). Amendment No. 6 is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference as though fully set forth herein.
          On May 29, 2008, the stockholders of the Company also approved Amendment Number 1 to Willbros Group, Inc. Amended and Restated 2006 Director Restricted Stock Plan (“Amendment No. 1”). The sole purpose of Amendment No. 1 is to increase the total number of shares of Common Stock of the Company available for issuance under the 2006 Director Restricted Stock Plan from 50,000 shares to 250,000 shares. The 2006 Director Restricted Stock Plan generally provides for the automatic award of shares of restricted stock or restricted stock rights to non-employee directors (so-called “outside directors”) of the Company once each year.
          A more detailed description of Amendment No. 1 and the 2006 Director Restricted Stock Plan is contained in the 2008 Proxy Statement. Amendment No. 1 is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference as though fully set forth herein.
Item 9.01. Financial Statements and Exhibits.
(d)	The following exhibits are filed herewith:
10.1	Amendment Number 6 to Willbros Group, Inc. 1996 Stock Plan (incorporated herein by reference to Exhibit B of the 2008 Proxy Statement).

10.2	Amendment Number 1 to Willbros Group, Inc. Amended and Restated 2006 Director Restricted Stock Plan (incorporated herein by reference to Exhibit C of the 2008 Proxy Statement).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.
Date: June 3, 2008	By:	/s/ Van A. Welch
Van A. Welch
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment Number 6 to Willbros Group, Inc. 1996 Stock Plan (incorporated herein by reference to Exhibit B of the 2008 Proxy Statement).

10.2	Amendment Number 1 to Willbros Group, Inc. Amended and Restated 2006 Director Restricted Stock Plan (incorporated herein by reference to Exhibit C of the 2008 Proxy Statement).